UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 23 , 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
               (Exact name of Company as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


    000-30932                                             98-0346454
    ---------                                             ----------
Commission File No.                             I.R.S. Employer Identification

132 PENN AVENUE, TELFORD, PA                                  18969
----------------------------                                  ------
Address of principal executive offices                       Zip Code

(215) 721-2188 Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS


         The Registrant (the "Company") announced on May 3, 2004 the appointment of David Johnson as its interim President and Chief Executive Officer and Nitin Amersey as its interim Chairman of its Board of Directors. Both appointments are effective May 1, 2004. The Company also announced that effective close of business April 30, 2004, John A. Donohoe, Jr. had resigned from his position as Chief Executive Officer, President, interim Chief Financial Officer and as a member of the Company's Board of Directors to pursue other business opportunities. Mr. Donohoe resigned from his positions without any dispute or disagreement with the Company and its business practices or policies. Annexed hereto as Exhibit 99.1 is a copy of the press release issued by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS
         Exhibit 99.1.                Press Release dated May 3, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Telford, PA
           May 3, 2004
                                   ENVIRONMENTAL SOLUTIONS
                                   WORLDWIDE, INC.
                                   (Registrant)

                                   /S/  DAVID JOHNSON
                                   ---  -------------
                                   David Johnson, Interim President and
                                   Chief Executive Officer


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